Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 9, 2022

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

AND THE INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2022, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional and Class R6 Shares Prospectus, each dated February 1, 2022 (collectively, the “Prospectuses”).

The following replaces the first sentence of the second paragraph set forth under “Fund Management—The Administrator and Underwriter” in the Prospectuses effective immediately:

Sterling Capital Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of each Fund’s shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STAT-SUP-0922